                                                                   EXHIBIT 10.14


                                 IMPERIAL BANK

                     AGREEMENT FOR PURCHASE OF RECEIVABLES
                     -------------------------------------
                                (Full Recourse)

     THIS AGREEMENT is made on March 19, 1998 by and between Linkon Corporation
                                                             ------------------
having its principal place of business at 140 Sherman St., Fairfield, County of Fairfield State of CT, 06430, (the "Seller") and Financial Accounts Management Services, a division of Imperial Bank, having a place of business at 226 Airport Parkway, San Jose, California 95110 (the "Purchaser").

1.   Definitions.  The following terms shall have the meanings stated:
     -----------
     1.1   "Account Balance" - on any given day, the gross amount of all
            ---------------
Purchased Receivables and other Obligations unpaid on that day.
     1.2   "Account Debtor" - the Obligor on a Purchased Receivable.
            --------------

     1.3   "Adjustments" - all discounts, allowances, returns, disputes,
            -----------
counterclaims, offsets, defenses, rights of recoupment, rights of return, warranty claims, or short payments asserted by or on behalf of any Account Debtor with respect to any Purchased Receivable.

     1.4   "Advance" - the dollar amount computed with respect to each Purchased
            -------
Receivable, equal to the Advance Rate multiplied by the face amount of the Purchased Receivable.

     1.5   "Advance Rate" - 85%
            ------------

     1.6   "Collateral" -
            ----------

           1.6.1 (a) All Seller's present and future accounts, contract rights, instruments, documents, chattel paper and general intangibles consisting or rights to payment; All Seller's (b) intellectual property of all forms (including without limitation trademarks, patents and copyrights); provided, however, that such intellectual property is collateral hereunder (and the Purchaser has a security interest therein) only if and to the extent necessary to give (and for the limited purpose of giving) the Purchaser a perfected security interest in the collateral described in the immediately preceding paragraph (a) which arise from the sale, lease or license of Seller's intellectual property); provided, however, that as to such intellectual property, the Purchaser's security interest therein is junior and subordinate to the security interest therein granted by the Seller in the Security Agreement, dated October 27, 1994, between the Purchaser and IBJS Capital Corporation, (b) returned and repossessed goods and all Seller's rights as a seller of goods; (c) all collateral securing any of the foregoing; (d) all deposit accounts, special and general, whether on deposit with Purchaser or others; (e) to the extent (and only to the extent) that they relate to the rights of

Seller payment for goods sold and leased or for services rendered, all Seller's now owned and hereafter acquired inventory, including raw materials, work-in-process, and finished goods wherever located; (f) all shipping and packing supplies used or usable in connection with the sale of inventory; (g) all Seller's present and future claims against any supplier of any of the foregoing, including claims for defective goods or overpayments to or undershipments by suppliers; (h) all proceeds arising from the lease or rental of any of the foregoing; (i) equipment, including furniture and fixtures; (j) warranty and other claims which Seller may have against any vendor or lessor of any of the foregoing; (k) cash and non-cash proceeds of any of the foregoing, in whatever form (including proceeds in the form of inventory, equipment, or any other form of personal property), including proceeds of proceeds; and (l) All books and records relating to the any of the foregoing collateral, and all computers and other equipment (and computer software used in connection therewith) used in connection with the record-keeping for the collateral.

     1.7   "Customer Payments" - all good funds received by Purchaser from or on
            -----------------
behalf of an Account Debtor with respect to Purchased Receivables.

     1.8   "Face Amount of Purchased Receivables" - the gross amount due from
            ------------------------------------
the Account Debtor, less all discounts allowed to the Account Debtor, computed on the shortest selling terms stated in the invoice evidencing the Purchased Account.

     1.9   "Factor Fee" - rate of 1.75% per month on the face amount of each
            ----------
outstanding unpaid invoice on a daily basis.

     1.10  "Administrative Fee" - rate of 0.5% of the face amount of each
            ------------------
invoice accessed on the date of purchase.  The minimum monthly fee is $0.00.

     1.11  "Obligations" - all obligations now or hereafter owed by the Seller
            -----------
to the Purchaser, including but not limited to the obligations created hereunder.

     1.12  "Obligor" - the Seller and all guarantors and other entities who may
            -------
be obligated to pay the Obligations.


     1.13  "Purchased Receivables" - all those accounts, chattel paper,
            ---------------------
instruments, contract rights, documents, general intangibles, and rights to payment, and proceeds thereof, arising out of the invoices and other agreements identified on or delivered with any Transmittal Sheet provided by Seller to Purchaser.

     1.14  "Receivables" - all present and future accounts and general
            -----------
intangibles of the Seller.

     1.15  "Remittance" - the amount, if any, which Purchaser owes to Seller at
            ----------
each Settlement Date, according to the accounting prepared by Purchaser, equal to:

     1.15.1    The sum of:
               1.15.1.1 The Reserve as of the beginning of the last Settlement Date, Plus
                     ----

               1.15.1.1.1 The Reserve created for each Purchased Receivable purchased during the period since the last Settlement Date, minus

     1.15.2  The total since the last Settlement Date of:
               1.15.2.1  The Administrative Fees on paid Purchased Receivables;
               1.15.2.2  Factor Fee on paid Purchased Receivables;
               1.15.2.3  Adjustments;
               1.15.2.4 Repurchase Amounts (to the extent Purchaser has agreed to accept payment thereof by deduction from the Remittance); and
               1.15.2.5 The Reserve based on the Purchased Receivables as of the Settlement Date.

     1.16  "Repurchase Amount" - see 4.1 below.
            -----------------

     1.17  "Reserve" - a percentage of the Account Balance, computed as the
            -------
difference between the Face Amount of Purchased Receivables and the Advance, which shall be determined by Purchaser in its reasonable sole discretion, based on the nature and quality of the Purchased Receivables, and which shall not be less than 15% less all fees on unpaid Purchased Receivables. The Reserve shall be the book balance maintained in the records of Purchaser and shall not be a segregated fund.

     1.18  "Settlement Date" - the day that remittance is calculated.
            ---------------

     1.19  "Transmittal Sheet" - the forms supplied by Purchaser to Seller which
            -----------------
identify the receivables of Seller which it requests that Purchaser purchase.

2.   Purchase of Receivables.
     -----------------------

     2.1 Seller for and in consideration of the Advances and other valuable consideration, does hereby absolutely sell, assign and transfer to Purchaser, its successors and assigns, all of Seller's right, title and interest in and to the Purchased Receivables and all moneys due or which may become due upon such Purchased Receivables.

     2.2   Purchaser is not obligated to purchase any Receivables from Seller.

     2.3 Purchaser may exercise its sole discretion in approving the credit of each Account Debtor before buying any Receivables.

     2.4 Purchaser shall have with respect to the Purchased Receivables, all the rights and remedies of an unpaid seller under the Uniform Commercial Code and other applicable law, including the rights of replevin, claim and delivery, reclamation, and stoppage in transit.

3.   Terms of Purchase.
     -----------------

     3.1 Each Transmittal Sheet shall reasonably identify the Receivables that Seller desires to become Purchased Receivables, correctly state the amount owed by the Account Debtor, and shall be signed by an authorized signatory of Seller.

     3.2 Seller hereby authorizes Purchaser to insert in the Transmittal Sheet information to describe the Purchased Receivables.

     3.3 Purchaser is entitled to rely on the contents of any Transmittal Sheet delivered by Seller, to treat the Receivables described therein as Purchased Receivables, and to rely on the signature as an authorized signatory of Seller.

     3.4 Upon acceptance and purchase by Purchaser of the Receivables described on each Transmittal Sheet, Purchaser shall pay the Advance to Seller.

     3.5 Should Purchaser determine at any time in the reasonable exercise of its discretion that the nature and quality of the Purchased Receivables had deteriorated, Purchaser may change the Advance Rate with respect to all future purchases of Receivables.

     3.6 As Purchaser collects Customer Payments from or on behalf of Account Debtors, Purchaser shall promptly credit the Customer Payments to the Account Balance on a daily basis as funds clear, as determined by Purchaser in its reasonable discretion.

     3.7 If Seller is in default under this Agreement, all Customer Payments will be applied to any Obligations in such order and manner as Purchaser shall determine, irrespective of contrary instructions which may be received from Seller or the payor.

     3.8 Purchaser shall charge and be entitled to, and Seller shall pay on each Settlement Date the Administrative Fee and the Factor Fee on all paid Purchased Receivables.

     3.9 Purchaser shall prepare and send to Seller, within ten days after close of business each month, an accounting of the transactions for that month. The accounting shall be deemed correct and conclusive, and shall constitute an account stated between the parties unless Seller makes written objection to Purchaser within 30 days after mailing of the accounting to the Seller.

     3.10 Purchaser shall pay the Remittance to Seller within ten days after the Settlement Date.

     3.11 In the event the calculation of the Remittance results in an amount due to Purchaser from Seller, Seller shall make such payment in the same manner as set forth in Section 4.2

4.   Repurchase and Recourse.  Purchaser's purchase of Purchased Receivables
     -----------------------
from Seller shall be with FULL RECOURSE.
                          -------------

     4.1 Purchaser may increase the Reserve, and Seller agrees to pay to Purchaser on demand, the full amount or any unpaid portion thereof, of any Purchased Receivable (the "Repurchase Amount"):

     4.1.1  Which remains unpaid ninety (90) calendar days after invoice date;

     4.1.2 Which is owed by an Account Debtor which has filed, or has had filed against it, any bankruptcy case or insolvency proceeding or who has become insolvent (as defined in the Federal Bankruptcy Code) or who is generally not paying its debts as such debts become due;

     4.1.3 With respect to which there has been any breach of warranty set forth in Section 6 hereof or any breach of any covenant contained in this Agreement; or

     4.1.4 With respect to which the account debtor asserts any discount, allowance, return, dispute, counterclaim, offset, defense, right of recoupment, right of return, warranty claim, or short payment, together with all reasonable attorneys' and professional fees and expenses and all court costs incurred by Purchaser in collecting the Purchased Receivables and/or enforcing its rights under this Agreement.

     4.2 Purchaser may, in its sole discretion, demand that the Repurchase Amount be paid by Seller (A) in cash immediately upon demand therefor; (B) by delivery of substitute invoices acceptable to Purchaser which shall thereupon become Purchased Receivables; or (C) by deduction from the Remittance which would otherwise be due to Seller, or by any combination of the foregoing as Purchaser may from time to time choose.

5.   Power of Attorney.  Seller hereby irrevocably appoints Purchaser and its
     -----------------
successors and assigns as Seller's true and lawful attorney in fact, to, with respect to Purchased Receivables and with respect to the Collateral at any time after an Event of Default hereunder (subject to any prior liens in any of the Collateral held by IBJS Capital Corporation, regardless of the perfection there), (A) sell, assign, transfer, pledge, compromise, or discharge the whole or any part of such Receivables; (B) demand, collect, receive, sue, and give releases for moneys due or which many become due upon such receivables and to compromise, prosecute, or defend any action, claim, case, or proceeding relating to such receivables, including the filing of a claim or the voting of such claims in any bankruptcy case, all in Purchaser's name or Seller's name, as Purchaser may choose; (C) prepare, file and sign Seller's name on any notice, claim, assignment, or satisfaction of lien or mechanics' lien or similar document; (D) notify all account debtors to pay Purchaser directly; (E) receive, open, and dispose of all mail addressed to Seller for the purpose of collecting such Receivables; (F) endorse Seller's name on any checks or other forms of payment on receivables; (G) sign Seller's name to any form UCC-1 or other document necessary to perfect any security interest granted by Seller to Purchaser; (H) complete, execute and file any franchise tax return or other documents necessary to qualify Seller to do business in any state which Purchaser deems necessary to enforce collection of Receivables, and to pay, on Seller's behalf any taxes or fees which may be due by Seller in connection therewith (all such fees and taxes shall be added to the Account Balance) and
(I) do all acts and things necessary or expedient, in furtherance of any such purpose.

6.   Representations, Warranties, & Covenants.  To induce Purchaser to render
     ----------------------------------------
its services to Seller, and with full knowledge that the truth and accuracy of the following are being relied upon by the Purchaser in determining whether to accept purchased Receivables the Seller represents, warrants, covenants and agrees, with respect to each Transmittal Sheet delivered to Purchaser that.

     6.1 The Seller is the absolute owner of each receivable set forth in each Transmittal Sheet and has full legal right to make said sale, assignment and transfer thereof;

     6.2 The correct amount of each Receivable is as set forth in the Transmittal Sheet and is not is dispute;

     6.3 The payment of each receivable is not contingent upon the fulfillment off any obligation or contract, past or future, and any and all obligations required of the Seller have been fulfilled as of the date of each Transmittal Sheet;

     6.4 Each Receivable set forth in a Transmittal Sheet is based on an actual sale and delivery of goods and/or services actually rendered, is presently due and owing to Seller, is not past due or in default, has not been previously sold, assigned, transferred, or pledged, and is free of any encumbrance or lien except to Purchaser;

     6.5 There are no defenses, offsets or counterclaims against any of the Receivables, and no agreement has been made under which the Account Debtor may claim any deduction or discount, except as otherwise stated on each invoice submitted to Purchaser which is listed on the Transmittal Sheet;

     6.6 Each Purchased Receivable shall be the property of the Purchaser and shall be paid directly to Purchaser, but if for any reason it should be paid to Seller, Seller shall promptly notify Purchaser of such payment, shall hold any checks, drafts, or moneys so received in trust for the benefit of Purchaser, and shall promptly transfer and deliver the same to the Purchaser;

     6.7 Purchaser shall have the right to endorse, and also the right to require endorsement by Seller, on all payments received in connection with each Purchased Receivable and any proceeds of Collateral;

     6.8 The Seller, and to Seller's best knowledge, each Account Debtor set forth in the Transmittal Sheet, are and shall remain solvent as that term is defined in the Federal Bankruptcy Code;

     6.9 Each Account Debtor named in the Transmittal Sheet will not object to the payment for or the quality or the quantity of the subject matter of the Receivable and is liable for the amount set forth on the Transmittal Sheet;

     6.10 Each Account Debtor shall be promptly notified after acceptance by Purchaser that the Purchased Receivable has been transferred to and is payable to Purchaser, and Seller shall not take or permit any action to countermand such notification;

     6.11 The Seller's place of business, and the place where records concerning all Receivables herein referred to are kept, is the one set forth at the beginning of this Agreement, and Seller will promptly advise Purchaser in writing if such place of business or record keeping is changed or a new place of business or record keeping is added;

     6.12 Seller is not and will not hold any letter of credit or negotiable instrument as support for or in payment of any Purchased Receivable, and any such documentation received by Seller will be immediately turned over to Purchase, with any necessary assignment or endorsement;

     6.13 Seller will not assign, transfer, sell, or grant any lien or security interest in the Collateral to any other party without Purchaser's prior written consent;

     6.14 No Account Debtor is affiliated with Seller, either by common ownership or family relationship.

     6.15 All Receivables forwarded to and accepted by Purchaser after the date hereof, and thereby becoming Purchased Receivables, shall comply with each and every one of the foregoing representations, warranties, covenants and agreements referred to above in this section 6;

7.   Adjustments.  In the event of a breach of any of the representations,
     -----------
warranties, or covenants set forth in Section 6, or in the event any Adjustment or dispute is asserted by any Account Debtor, Seller shall promptly advise Purchaser and shall, subject to the Purchaser's approval, resolve such disputes and advise Purchaser of any adjustment. Unless reassigned to Seller, Purchaser shall remain the absolute owner of any Purchased Receivable, which is subject to Adjustment or Repurchase under Sections 1.3 or 4 hereof, and any rejected, returned, or recovered personal property, with the right to take possession thereof at any time. If such possession is not taken by Purchaser, Seller is to resell it for Purchaser's account at Seller's expense with the proceeds made payable to Purchaser. While Seller retains possession of said returned goods, Seller shall segregate said goods and mark them "property of Financial Accounts Management Services."

8.   Security Interest.
     -----------------
     8.1 This Agreement for Purchase of Receivables is the security agreement referred to in the Transmittal Sheet.

     8.2 In order to secure the Obligations Seller hereby grants to Purchaser a continuing lien upon and security interest in all Seller's now existing or hereafter arising rights and interest in the Collateral.

     8.3 Seller is not authorized to sell, transfer or otherwise convey any Collateral without Purchaser's consent, except for the sale of finished goods inventory in the Seller's ordinary course of business.

     8.4 Seller agrees to sign all UCC financing statements reasonably required by and in a form satisfactory to Purchaser.

     8.5 Purchaser shall have the right at any time upon the occurrence and during the continuance of an event of default to notify Seller's Account Debtors of its security interest. Prior to such an Event of Default, Purchaser may notify the Account Debtor of any Purchased receivables to pay said receivables directly into a lock-box, such notification to be in the form of Exhibit A hereto.

9.   Default.
     -------
     9.1    The following shall constitute Events of Default:

     9.1.1  Seller fails to pay as when due any Obligations owed to Purchaser.

     9.1.2 There shall be commenced by or against any Obligor any voluntary or involuntary case under the Federal Bankruptcy Code, or any assignment for the benefit of creditors, or appointment of a receiver or custodian for a substantial portion of its assets;

     9.1.3 Any Obligor shall become insolvent, in that its debts are greater than the fair value of its assets, or such entity is generally not paying its debts as they become due;

     9.1.4 Any involuntary lien, levy, garnishment, attachment or the like is issued against or attaches to the Purchased Receivables or the Collateral and the same is not released within ten (10) days; or

     9.1.5 Seller shall breach any covenant, agreement, warranty, or representation set forth herein, and the same is not cured to Purchaser's satisfaction within the (10) days after Purchaser has given Seller oral or written notice thereof.

     9.2    Upon the occurrence of an Event of Default

     9.2.1 Without implying the existence of any obligation to Purchaser to buy receivables, which implication is specifically negated by the terms hereof, Purchaser may cease buying Receivables;

     9.2.2 Purchaser may immediately exercise its rights and remedies with respect to the Purchased Receivables and the Collateral, as a secured party under this Agreement, the Uniform Commercial Code, and applicable law;

     9.2.3  Purchaser shall have the rights as set forth in Section 8 hereof.

10.  Nonpayment of Obligations.  If any Obligation is not paid when due
     -------------------------
(including amounts due under section 3.11, Repurchase Amounts due under section 4, or professional fees and expenses under section 11), such amount may be added to the Account Balance and shall be subject to the Factor Fee rate until payment in full.

11.  Professional Fees.  The Seller will pay all reasonable fees and expenses of
     -----------------
attorneys and other professionals that Purchaser incurs in negotiating, amending, and enforcing this Agreement and protecting or enforcing its interest in the Purchased Receivables or the Collateral, in collecting Purchased Receivables, or in the representation of Purchaser in connection with any bankruptcy case or insolvency proceeding involving Seller, the Collateral, any Account Debtor, or any Purchased Receivable.

12.  Severability and Choice of Law.  In the event that any provision of this
     ------------------------------
Agreement is deemed invalid by reason of law, this Agreement will be construed as not containing such provision and the remainder of the Agreement shall remain in full force and effect. This Agreement has been transmitted by Seller to Purchaser at Purchaser's office in the State of California. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California without reference to choice of law.

13.  Account Collection Service.  In the event that Purchaser (in accordance
     --------------------------
with the terms hereof) requires that all of Seller's Receivables be paid to Purchaser, subject to Purchaser's rights in the Collateral, Purchaser agrees to remit the amount of collections on the Receivables it receives and does not own to Seller after deducting a handling fee of 0% of such amount received. It is
                                            --
understood and agreed by Seller that this Section does not impose any affirmative duty on Purchaser to do any act other than to turn over such amounts. All such Receivables and collections are Collateral and in the event of Seller's Default hereunder, Purchaser shall have no duty to remit collections of Collateral and may apply same to the Obligations until said Default is cured.

14.  Term and Termination.  The term of this Agreement shall be for one (1) year
     --------------------
from the date hereof, and from year to year thereafter unless terminated in writing by Purchaser or Seller. Seller and Purchaser each have the right to terminate at any time provided that there is no outstanding Account Balance and no fees, charges or other obligations owed to Purchaser at the time of termination. Any termination of this Agreement shall not affect Purchaser's security interest in the Collateral and Purchaser's ownership of the Purchased Receivables, and this Agreement shall continue to be effective, until all transactions entered into and Obligations incurred hereunder have been completed and satisfied in full.

     IN WITNESS WHEREOF, the Seller has executed this Agreement on the day and year above written, and the Purchaser has accepted by its authorized representative.

SELLER: Linkon Corporation


BY: __________________________________

ACCEPTED AT SAN JOSE, CALIFORNIA
FINANCIAL ACCOUNTS MANAGEMENT SERVICES,
a division of Imperial Bank


BY: __________________________________
     Gary Hanson, President

                              RIDER TO FORM UCC-1
                              -------------------


DEBTOR: LINKON CORPORATION                              PURCHASER: IMPERIAL BANK

     As collateral securing all present and future obligations of Seller to Purchaser, Seller hereby grants to Purchaser a security interest in:

     All Seller's present and future accounts, contract rights, instruments, documents, chattel paper and general intangibles consisting of rights to payment; All Seller's (a) intellectual property of all forms (including without limitation trademarks, patents and copyrights); provided, however, that such intellectual property is collateral hereunder (and the Purchaser has a security interest therein) only if an to the extent necessary to give (and for the limited purpose of giving) the Purchaser a perfected security interest in the collateral described in the immediately preceding paragraph (b) which arise from the sale, lease or license of Seller's intellectual property); provided, however, that as to such intellectual property the Purchaser's security interest therein is junior and subordinate to the security interest therein granted by the Seller in the Security Agreement, dated October 27, 1994, between the Purchaser and IBJS Capital Corporation, (c) returned and repossessed goods and all Seller's rights as a seller of goods; (d) all collateral securing any of the foregoing; (e) all deposit accounts, special and general, whether on deposit with Purchaser or others; (f) to the extent (and only to the extent) that they relate to the rights of Seller payment for goods sold and leased or for services rendered, all Seller's now owned and hereafter acquired inventory, including raw materials, work-in-process, and finished goods wherever located; (g) all shipping and packing supplies used or usable in connection with the sale of inventory; (h) all Seller's present and future claims against any supplier of any of the foregoing, including claims for defective goods or overpayments to or undershipments by suppliers; (i) all proceeds arising from the lease or rental of any of the foregoing; (j) equipment, including furniture and fixtures; (k) warranty and other claims which Seller may have against any vendor or lessor of any of the foregoing; (l) cash and non-cash proceeds of any of the foregoing, in whatever form (including proceeds in the form of inventory, equipment, or any other form (including proceeds of proceeds; and (m) All books and records relating to the any of the foregoing collateral, and all computers and other equipment (and computer software used in connection therewith) used in connection with the record-keeping for the collateral.

     NOTICE - PURSUANT TO AN AGREEMENT BETWEEN SELLER AND PURCHASER, SELLER HAS AGREED NOT TO FURTHER ENCUMBER THE COLLATERAL DESCRIBED IN THE SECOND PARAGRAPH ABOVE.

Seller: LINKON CORPORATION

By: ____________________________ Title

                            SIGNATURE AUTHORIZATION


                                                          Date:  January 22 1988


Each person whose specimen signature appears below if hereby authorized and empowered to transact any and all business with the Financial Accounts Management Services division of Imperial Bank, San Jose, California, which the undersigned could in any way transact and is further authorized to execute, acknowledge and/or deliver on behalf of the undersigned any and all assignments, documents, instruments and agreements which he may deem necessary or convenient in transaction of such business of the undersigned.

Signatures and titles are as follows:


Name (print or typewrite)     Title           Specimen of Signature

-------------------------     -----------     ----------------------------------

-------------------------     -----------     ----------------------------------

-------------------------     -----------     ----------------------------------

-------------------------     -----------     ----------------------------------

-------------------------     -----------     ----------------------------------

                                                 Linkon Corporation

                                                 By: ______________________


                           CERTIFICATION OF OFFICERS


The undersigned, being all Officers of LINKON CORPORATION, a NE corporation, the
                                       -------------------   --
"Corporation") hereby certify to Financial Accounts Management Services that:
1. The correct name of the Corporation is as set forth in the Articles of Incorporation

2.   The Corporation was incorporated on  1990 under the laws of the State of NE
                                         -----                                --
and is in good standing under such laws.

3. The chief place of the Corporation, being the place at which the Corporation maintains its books and records pertaining to accounts, accounts receivable, contract rights, chattel paper, general intangibles, instruments, documents, inventory, and equipment, is located at:

140 SHERMAN ST.
FAIRFIELD, CT 6430

4.   The Corporation has other places of business at the following addresses:


5. There is no provision in the Certificate of Incorporation, Articles of Incorporation, or Bylaws of the Corporation, or in the laws of the state of its incorporation, requiring any vote or consent of shareholders to authorize the sale of accounts receivable or the grant of security interest in any assets of the Corporation. Such power is vested exclusively in the Corporation's Board of Directors.

6. The officers of the Corporation, and their respective titles are as follows:

     PRESIDENT: CHARLES CASTELLI         Other:

     VICE PRESIDENT: LEE HILL            Other:

     SECRETARY: THOMAS CERABONA          Other:

     Other:                              Other:

7. Except as indicated in this paragraph 7, each of the officers listed in paragraph six has signatory powers with respect to all the Corporation's transactions with Financial Accounts Management Services, a division of Imperial Bank.

8. The undersigned shall give Imperial Bank Financial Accounts Management Services prompt written notice of any change or amendments with respect to any of the foregoing. Until further notice is received by Financial Accounts Management Services, it shall be entitled to rely upon the foregoing in all respects.

IN WITNESS WHEREOF, the undersigned have executed this Certification of Officers on 1/22/98.


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PRESIDENT  CHARLES CASTELLI              Other

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VICE PRESIDENT LEE HILL                  Other

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SECRETARY THOMAS CERABONA                Other